UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2023

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-39144 (Commission File Number)	88-0336997 (I.R.S. Employer Identification Number)

9601 South Meridian Boulevard, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	DISH	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on December 31, 2023 of the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of October 2, 2023 (the “Merger Agreement”), by and among EchoStar Corporation, a Nevada corporation (“EchoStar”), EAV Corp., a Nevada corporation and a wholly owned subsidiary of EchoStar (“Merger Sub”), and DISH Network Corporation, a Nevada corporation (“DISH”), pursuant to which EchoStar acquired DISH by means of the merger of Merger Sub with and into DISH (the “Merger”), with DISH surviving the Merger as a wholly owned subsidiary of EchoStar.

The Merger Agreement and the transactions contemplated thereby were previously described in the joint information statement/prospectus (No. 001-39144) filed by DISH with the Securities and Exchange Commission (the “SEC”) on November 7, 2023.

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indentures

In connection with the completion of the Merger, on December 29, 2023, EchoStar, DISH and U.S Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, entered into (i) the First Supplemental Indenture to that certain Indenture, dated as of August 8, 2016, pursuant to which DISH issued 3.375% convertible notes due 2026 (the “DISH 3.375% Notes”), (ii) the First Supplemental Indenture to that certain Indenture, dated as of March 17, 2017, pursuant to which DISH issued 2.375% convertible notes due 2024 (the “DISH 2.375% Notes”) and (iii) the First Supplemental Indenture (together with the First Supplemental Indentures referred to in clauses (i) and (ii) above, the “First Supplemental Indentures”) to that certain Indenture, dated as of December 21, 2020, pursuant to which DISH issued 0% convertible notes due 2025 (the “DISH 0% Notes” and, together with the DISH 3.375% Notes and the DISH 2.375% Notes, the “DISH Notes”). The First Supplemental Indentures provide that, as of the Effective Time (as defined below), the right of the holders of the DISH Notes that were outstanding as of the completion of the Merger to convert each $1,000 principal amount of such DISH Notes into shares of DISH Class A Common Stock, par value $0.01 per share (“DISH Class A Common Stock”), was changed into a right to convert such principal amount of DISH Notes into the number of shares of EchoStar Class A Common Stock, par value $0.001 per share (“EchoStar Class A Common Stock”), that a holder of a number of shares of DISH Class A Common Stock equal to the applicable Conversion Rate (as defined in the applicable Indenture) would have been entitled to receive upon the completion of the Merger. Upon the completion of the Merger, each then-outstanding share of DISH Class A Common Stock was converted into the right to receive 0.350877 shares of EchoStar Common Stock, resulting in an adjusted Conversion Rate of 4.2677 for the 0% Notes, 8.5657 for the 2.375% Notes and 5.3835 for the 3.375% Notes.

The foregoing description of the First Supplemental Indentures does not purport to be complete and is qualified entirely by reference to the First Supplemental Indentures, filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated by reference herein.

Warrant and Note Hedge Amendments and Guarantees

Reference is made to the outstanding warrants to purchase shares of DISH Class A Common Stock (the “DISH Warrants”) issued under those certain Base Warrant Transaction Confirmations, dated as of August 2, 2016, and Additional Warrant Transaction Confirmations, dated as of August 3, 2016, between DISH and each of Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc., Barclays Bank PLC, through its agent Barclays Capital Inc., JPMorgan Chase Bank, National Association, London Branch and Goldman Sachs & Co. LLC (f/k/a Goldman, Sachs & Co.) (each, a “Dealer”), entered into in connection with the pricing of the DISH 3.375% Notes (the “DISH Warrants Agreements”). In connection with the completion of the Merger, on December 31, 2023, EchoStar and DISH entered into a Warrant Amendment Letter Agreement and Warrant Guarantee with each Dealer, pursuant to which, at the Effective Time, each Dealer’s right to purchase shares of DISH Class A Common Stock pursuant to the applicable DISH Warrants was changed into a right to purchase shares of EchoStar Class A Common Stock, and EchoStar guaranteed all of DISH’s obligations under the applicable DISH Warrants Agreements.

The number of shares of EchoStar Class A Common Stock subject to each DISH Warrant will be determined by multiplying (A) the number of shares of DISH Class A Common Stock subject to the corresponding DISH Warrant immediately prior to the Effective Time by (B) the Exchange Ratio, subject to any adjustments to the terms of the DISH Warrants required or permitted pursuant to the terms of the applicable DISH Warrants Agreements. The per share exercise price for the shares of EchoStar Class A Common Stock issuable upon exercise of each DISH Warrant will be determined by dividing (A) the per share exercise price for the shares of DISH Class A Common Stock that were purchasable pursuant to the corresponding DISH Warrant immediately prior to the Effective Time by (B) the Exchange Ratio, subject to any adjustments to the terms of the DISH Warrants required or permitted pursuant to the terms of the applicable DISH Warrants Agreements.

In addition, in connection with the completion of the Merger, on December 31, 2023, EchoStar and DISH entered into a Note Hedge Amendment Letter Agreement with each of the Dealers with respect to call option transactions for DISH Class A Common Stock (“Note Hedges”) purchased by DISH in connection with the sale of the DISH 3.375% Notes. Pursuant to the Note Hedge Amendment Letter Agreements, at the Effective Time, DISH’s right to purchase shares of DISH Class A Common Stock pursuant to the terms of the applicable Note Hedges was changed into a right to purchase shares of EchoStar Class A Common Stock.

The foregoing description of these agreements does not purport to be complete and is qualified in its entirety by the full text of the forms of Warrant Amendment Letter Agreement, Warrant Guarantee and Note Hedge Amendment Letter Agreement, filed as Exhibits 4.4, 4.5 and 4.6 hereto, respectively, and incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On the terms and subject to the conditions set forth in the Merger Agreement, on December 31, 2023, at 11:59 p.m. ET (the “Effective Time”), each share of DISH Class A Common Stock and DISH Class C Common Stock, par value $0.01 per share (“DISH Class C Common Stock”) outstanding immediately prior to the Effective Time, was converted into the right to receive a number of validly issued, fully paid and non-assessable shares of EchoStar Class A Common Stock equal to 0.350877 (the “Exchange Ratio”). On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of DISH Class B Common Stock, par value $0.01 per share (“DISH Class B Common Stock” and, together with DISH Class A Common Stock and DISH Class C Common Stock, “DISH Common Stock”), outstanding immediately prior to the Effective Time was converted into the right to receive a number of validly issued, fully paid and non-assessable shares of EchoStar Class B Common Stock, par value $0.001 per share, equal to the Exchange Ratio. Any shares of DISH Common Stock that were held in DISH’s treasury or held directly by EchoStar or Merger Sub immediately prior to the Effective Time were cancelled and cease to exist and no consideration was paid in respect thereof.

At the Effective Time, each DISH stock option outstanding immediately prior to the Effective Time was converted automatically into an EchoStar stock option on substantially the same terms and conditions (including, if applicable, with respect to any performance-based vesting, subject to certain adjustments that may be made pursuant to the terms of the Merger Agreement and to the extent necessary to reflect the consummation of the Merger and the other transactions contemplated by the Merger Agreement), with respect to a number of shares of EchoStar Class A Common Stock equal to (i) the number of shares of DISH Common Stock subject to the corresponding DISH stock option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (with the resulting number rounded down to the nearest whole share), at an exercise price (rounded up to the nearest whole cent) equal to the exercise price of the corresponding DISH stock option immediately prior to the Effective Time divided by the Exchange Ratio.

At the Effective Time, each DISH restricted stock unit award outstanding immediately prior to the Effective Time was converted automatically into an EchoStar restricted stock unit award on substantially the same terms and conditions, with respect to a number of shares of EchoStar Class A Common Stock equal to (i) the number of shares of DISH Common Stock subject to the corresponding DISH restricted stock unit award immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (with the resulting number rounded to the nearest whole share).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Effective Time, shares of DISH Class A Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on The Nasdaq Global Select Market (the “Nasdaq”). As a result of the Merger, shares of DISH Class A Common Stock will no longer be traded or listed on the Nasdaq, and will be exchanged for shares of EchoStar Class A Common Stock listed on the Nasdaq under the ticker symbol “SATS”. DISH expects to file a Form 15 with the SEC to terminate its registration under the Exchange Act in respect of the shares of DISH Class A Common Stock and suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

As contemplated by the Merger Agreement, effective as of the Effective Time, the directors of DISH ceased to be directors of DISH and the directors of Merger Sub immediately prior to the Effective Time became the directors of DISH until their successors are duly elected or appointed and qualified in accordance with applicable legal requirements.

The directors of DISH immediately following the Effective Time are Charles W. Ergen, Hamid Akhavan and Tom A. Ortolf.

Executive Officers

As contemplated by the Merger Agreement, effective as of the Effective Time, the executive officers of DISH ceased to be executive officers of DISH and the executive officers of Merger Sub immediately prior to the Effective Time became the executive officers of DISH until their successors are duly elected or appointed and qualified in accordance with applicable legal requirements.

The executive officers of DISH immediately following the Effective Time are as follows:

Name	Title
Hamid Akhavan	President
Tom A. Ortolf	Secretary and Treasurer

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, DISH’s articles of incorporation and bylaws were amended and restated in their entirety. Copies of DISH’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated as of October 2, 2023, by and among EchoStar Corporation, DISH Network Corporation and EAV Corp. (incorporated by reference from Exhibit 2.1 to DISH’s Current Report on Form 8-K filed on October 3, 2023).*
3.1	Amended and Restated Articles of Incorporation of DISH Network Corporation.
3.2	Amended and Restated Bylaws of DISH Network Corporation.
4.1	First Supplemental Indenture, relating to the DISH 3.375% Convertible Notes due 2026, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.2	First Supplemental Indenture, relating to the DISH 2.375% Convertible Notes due 2024, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.3	First Supplemental Indenture, relating to the DISH 0% Convertible Notes due 2025, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.4	Form of Warrant Amendment Letter Agreement.
4.5	Form of Warrant Guarantee.
4.6	Form of Note Hedge Amendment Letter Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules, annexes and/or exhibits upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

*          *          *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

January 2, 2024	By:	/s/ Hamid Akhavan
Hamid Akhavan
President